As filed with the Securities and Exchange Commission on June 16, 2003.
                             Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 --------------


                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                   51-0350842
-----------------------------------        -------------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


       622 Broadway, New York, New York                      10012
       --------------------------------                 ---------------
   (Address of principal executive offices)                (Zip Code)

          2002 Stock Option Plan of Take-Two Interactive Software, Inc.
          ------------------------------------------------------------
                            (Full title of the plan)

                    Jeffrey C. Lapin, Chief Executive Officer
                       Take-Two Interactive Software, Inc.
                                  622 Broadway
                            New York, New York 10012
                     (Name and address of agent for service)

                                 (646) 536-2842
          ------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                             Robert J. Mittman, Esq.
                                Ethan Seer, Esq.
                                 Blank Rome LLP
                              405 Lexington Avenue
                            New York, New York 10174

                         CALCULATION OF REGISTRATION FEE


                                                      Proposed
                                                      Maximum             Proposed
                                                      Aggregate           Maximum
Title of Securities to        Amount to be            Offering Price      Aggregate            Amount of
be Registered                 Registered (1)          Per Share(2)        Offering Price (2)   Registration Fee
----------------------        ----------------        ---------------     -----------------    ----------------
Common Stock, par             1,000,000 shares        $26.87              $26,870,000          $2,173.79
value $.01 per share

         (1) In addition, pursuant to Rule 416 under the Securities Act of 1933 (the "Securities Act"), this registration statement also registers an indeterminate number of shares of the Registrant's common stock which may become issuable pursuant to the anti-dilution provisions of the Registrant's 2002 Stock Option Plan, as amended (the "Plan").

         (2) Calculated solely for the purpose of determining the registration fee pursuant to Rule 457 under the Securities Act, based upon the average of the high and low sales prices of the Registrant's common stock as reported by Nasdaq on June 9, 2003.

         Pursuant to General Instruction E of Form S-8, the Registrant hereby makes the following statement:

         This Registration Statement on Form S-8 filed by the Registrant to register an additional 1,000,000 shares of its common stock which are issuable upon the exercise of options available for grant under the Plan, pursuant to an amendment to the Plan authorized by the stockholders of the Registrant on April 17, 2003. These 1,000,000 shares are in addition to the 3,000,000 shares of the Registrant's common stock which were previously registered pursuant to the Registrant's Registration Statement on Form S-8 (Commission File No. 333-99433) filed on September 11, 2002 (the "Prior Registration Statement"). Pursuant to Instruction E of Form S-8, the contents of the Prior Registration Statement are hereby incorporated by reference.

Item 8.  Exhibits.
         --------

         Exhibit No.          Description
         -----------          -----------
         5                    Opinion of Blank Rome LLP
         23.1                 Consent of PricewaterhouseCoopers LLP
         23.2                 Consent of Blank Rome LLP (included in Exhibit 5)
         24.1                 Power of Attorney (included on the Signature Page
                              of this Registration Statement)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on the 16th day of June 2003.

                                            TAKE-TWO INTERACTIVE SOFTWARE, INC.

                                            By:  /s/ Jeffrey C. Lapin
                                               -----------------------------
                                                 Jeffrey C. Lapin
                                                 Chief Executive Officer

         Each person whose signature appears below authorizes each of Ryan A. Brant and Jeffrey C. Lapin, or either of them acting individually, as his true and lawful attorney-in-fact, each with full power of substitution, to sign the Registration Statement on Form S-8 of Take-Two Interactive Software, Inc., including any and all pre-effective and post-effective amendments, in the name and on behalf of each such person, individually and in each capacity stated below, and to file the same, with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

            Signature                            Title                                   Date
            ---------                            -----                                   ----
   /s/ Ryan A. Brant                      Chairman of the Board                      June 16, 2003
---------------------------------
Ryan A. Brant

   /s/ Jeffrey C. Lapin                  Chief Executive Officer and Director        June 16, 2003
---------------------------------        (Principal Executive Officer)
Jeffrey C. Lapin

   /s/ Karl H. Winters                    Chief Financial and Accounting Officer     June 16, 2003
---------------------------------
Karl H. Winters

    /s/ Robert Flug                       Director                                   June 16, 2003
---------------------------------
Robert Flug

   /s/ Steven Tisch                       Director                                   June 16, 2003
---------------------------------
Steven Tisch

   /s/ Oliver R. Grace, Jr.               Director                                   June 16, 2003
---------------------------------
Oliver R. Grace, Jr.

   /s/ Todd Emmel                         Director                                   June 16, 2003
---------------------------------
Todd Emmel

   /s/ Mark Lewis                         Director                                   June 16, 2003
---------------------------------
Mark Lewis

  /s/ Richard W. Roedel                   Director                                   June 16, 2003
---------------------------------
Richard W. Roedel

                                  Exhibit Index


Exhibit No.      Description
-----------      -----------
5                Opinion of Blank Rome LLP
23.1             Consent of PricewaterhouseCoopers LLP
23.2             Consent of Blank Rome LLP (included in Exhibit 5)
24.1             Power of Attorney (included on Signature Page of the
                 Registration Statement)